                                                                  EXHIBIT (e)(4)

                        AMENDED AND RESTATED SCHEDULE A
            TO THE DISTRIBUTION AGREEMENT BETWEEN NORTHERN FUNDS AND NORTHERN FUNDS DISTRIBUTORS, LLC DATED DECEMBER 31, 2000

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of December 5, 2005:

Money Market Fund                               California Intermediate Tax-Exempt Fund
U.S. Government Money Market Fund               Arizona Tax-Exempt Fund
Municipal Money Market Fund                     California Tax-Exempt Fund
U.S. Government Select Money Market Fund        Small Cap Index Fund
California Municipal Money Market Fund          Mid Cap Growth Fund
U.S. Government Fund                            High Yield Municipal Fund
Fixed Income Fund                               High Yield Fixed Income Fund
Intermediate Tax-Exempt Fund                    Global Fixed Income Fund
Tax-Exempt Fund                                 Tax-Exempt Money Market Fund
Income Equity Fund                              Small Cap Growth Fund
Growth Equity Fund                              Large Cap Value Fund
Select Equity Fund                              International Growth Equity Fund
Small Cap Value Fund                            Growth Opportunities Fund
Technology Fund                                 Value Fund
Stock Index Fund                                International Equity Index Fund
Florida Intermediate Tax-Exempt Fund            Mid Cap Index Fund
Short-Intermediate U.S. Government Fund         Enhanced Large Cap Fund

All signatures need not appear on the same copy of this Amended and Restated Schedule A.

NORTHERN FUNDS                                       NORTHERN FUNDS
                                                     DISTRIBUTORS, LLC

By:    /s/Lloyd A. Wennlund                          By:    /s/ Bruno DiStefano
       ----------------------------                         --------------------
Title: President                                     Title: Vice President
       ----------------------------                         --------------------